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                                                                   Exhibit 10.1


                               As of June 13, 1995


Pool Company
10375 Richmond Avenue
Houston, Texas 77042

Attention:        R. A. Johannsen, Treasurer

         Re: Third Amendment and Waiver to 1994 Restated Credit Agreement, and First Amendment and Waiver to 1995 Term Loan Agreement

Gentlemen:

         Reference is made to (a) the Restated Credit Agreement dated as of August 15, 1994 (as amended by the First Amendment thereto dated as of February 28, 1995, and the Second Amendment thereto dated as of April 21, 1995, the "CREDIT AGREEMENT"), among Pool Company ("BORROWER"), NationsBank of Texas, N.A., and National Bank of Canada ("LENDERS"), and NationsBank of Texas, N.A., as Agent ("AGENT"), and (b) the Term Loan Agreement dated as of April 21, 1995 (the "TERM LOAN AGREEMENT"), among Borrower, Lenders, and Agent. Unless otherwise indicated, all capitalized terms herein are used as defined in the Credit Agreement and the Term Loan Agreement.

         Borrower has advised Agent and Lenders that it wishes to purchase the stock of Golden Pacific Corp., a California corporation ("GPC"), for consideration in the approximate amount of $18,000,000 (comprised of $2,300,000 in cash, $11,500,000 in Borrower's 10% Subordinated Notes, and approximately $4,200,000 of PESCO common stock). Therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Agent and Lenders agree as follows:

         1. Notes, Payments. SECTION 2.1 of the Term Loan Agreement is hereby amended by deleting the second sentence thereof in its entirety and replacing it with the following two sentences:

         Commencing June 30, 1995 and quarterly thereafter on the last Business Day of September and December of 1995 and March of 1996, the Loan shall be repaid in principal installments in the amount of $875,000 each. Thereafter, the Loan shall be repaid in principal installments in the amount of $625,000 each, due and payable on the last Business Day of each calendar quarter, commencing June 30, 1996, and continuing through the Termination Date.

         2. Collateral. SECTION 4.2 of the Credit Agreement is hereby amended by adding a new subsection f as follows:

                  f. Thirteen platform rigs presently operating in the Gulf of Mexico.

         3.       Cash Collateral Account.  Notwithstanding the provisions of
SECTION 4.3 of the Credit Agreement, GPC and its Subsidiaries may continue to maintain the existing bank accounts listed on Exhibit A to Borrower's letter to Agent dated May 16, 1995; provided that all accounts receivable and proceeds therefrom included in the Borrowing Base are transferred the following Business Day via an automated clearing house (or other similar transfer method) to the Obligors' cash collateral account at NationsBank.



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         4.       Purpose of Credit.  SECTION 5.10 of the Credit Agreement is
hereby amended by deleting the word "and" before clause (b)(ii) and adding the following at the end of such section:

                  , and (iii) such other purposes as may be approved by Lenders.

         5.       Material Agreements.  SECTION 5.12 of the Credit Agreement and
SECTION 5.12 of the Term Loan Agreement are hereby amended by inserting the following parenthetical phrase after each reference to SCHEDULE 5.12 in each such section:

                  (or as hereafter disclosed to Lenders in writing)

         6. Debt. SECTION 7.11 of the Credit Agreement and SECTION 7.11 of the Term Loan Agreement are hereby amended by deleting the word "and" before clause (k) and before clause (l) and adding the following at the end of each such section:

         (m) $11,500,000 of Borrower's 10% Subordinated Notes issued to the Sellers pursuant to the Payment Agreement, a guaranty by PESCO of such Notes, and a nonrecourse guaranty by CPS of such Notes, (n) notes in respect of deferred compensation obligations of approximately $1,600,000 to certain key employees of GPC during the period ending three years after the closing under the Stock Purchase Agreement, and
         (o) guarantees by CPS of up to $400,000 (in the aggregate outstanding at any time) with respect to leases by its employees of light vehicles.

         7. Capital Expenditures. SECTION 7.13 of the Credit Agreement and SECTION 7.13 of the Term Loan Agreement are hereby amended by deleting the word "and" before clause (b) and adding the following at the end of each such section:

                  , and (c) an expenditure of approximately $18,000,000 to purchase 100% of the stock of GPC.

         8. Liens. SECTION 7.14 of the Credit Agreement and SECTION 7.14 of the Term Loan Agreement are hereby amended by restating the parenthetical phrase in clause (b) of each such section to read in its entirety as follows:

                  (other than existing arrangements or agreements, the Loan Papers, and the negative pledge agreement in Section 3.3 of the Payment Agreement regarding the assets of GPC and CPS, including Borrower's California assets that are transferred to CPS at or after the closing under the Stock Purchase Agreement)

         9. Acquisitions, Mergers, and Dissolutions. Notwithstanding the provisions of SECTION 7.15 of the Credit Agreement and SECTION 7.15 of the Term Loan Agreement, Borrower may (a) acquire 100% of the stock of GPC pursuant to the Stock Purchase Agreement, (b) dissolve GPC or merge it into Borrower, (c) change the name of CPS to "Pool California Production Service, Inc.," and (d) dissolve the following CPS Subsidiaries: Arrow Petroleum Services, Inc., Burk Well Services, Inc., Snowburst Corporation, K & L Oil Tool Corporation, and Westex Production Service, Inc.

         10. Loans, Advances, and Investments. Notwithstanding the provisions of SECTION 7.16 of the Credit Agreement and SECTION 7.16 of the Term Loan Agreement, (a) Borrower may acquire 100% of the stock of GPC pursuant to the Stock Purchase Agreement, (b) GPC and its Subsidiaries may continue an aggregate investment of approximately $2,700,000 in Horizon Prime Fund during the period ending 30 days after the closing under the Stock Purchase Agreement,
(c) CPS may acquire the real estate in Ventura, California, currently leased to CPS by Plymouth Investment Partnership in return for the forgiveness by CPS of its existing loan to Plymouth Investment Partnership of approximately $200,000, and (d) CPS may continue its existing long-term advances associated with split-dollar life insurance plans for former CPS employees Jeff Hyatt and Tom See in the aggregate amount of approximately $345,000.



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         11.      Subsidiaries.  Notwithstanding the provisions of SECTION 4 and SECTION 7.29 of the Credit Agreement, and SECTION 4 and SECTION 7.28 of the Term Loan Agreement, Borrower may, for a period not to exceed 30 days after the closing under the Stock Purchase Agreement, maintain the existence of GPC and the following CPS Subsidiaries: Arrow Petroleum Services, Inc., Burk Well Services, Inc., Snowburst Corporation, K&L Oil Tool Corporation, and Westex Production Service, Inc., without the execution and delivery of Guarantees, Security Agreements, Financing Statements, and Stock Powers for such entities, subject to the covenant set forth in paragraph 18(c) below.

         12.      Other Definitions.  SECTION 10.3 of the Credit Agreement and
SECTION 10.3 of the Term Loan Agreement are hereby amended by adding the following definitions:

                  BIG 10 means Big 10 Fishing Tool Company, Inc., a California corporation and an indirect wholly-owned subsidiary of CPS.

                  CPS means California Production Service, Inc., a California corporation and a wholly-owned Subsidiary of GPC.

                  GPC means Golden Pacific Corp., a California corporation.

                  PAYMENT AGREEMENT means the Agreement Regarding Deferred Payment of Purchase Price dated June 13, 1995, among the Sellers and Borrower.

                  SELLERS means the holders of all of the issued and outstanding stock of GPC at the time of the closing under the Stock Purchase
         Agreement: Robert D. Hillman, Barbara A. Hillman, Richard H. Hillman, and Robert D. Hillman, Jr.

                  STOCK PURCHASE AGREEMENT means the Stock Purchase Agreement dated as of June 13, 1995, among the Sellers, GPC, Borrower, and PESCO.

                  SUBORDINATION AGREEMENT means the Subordination Agreement dated as of June 13, 1995, among Borrower, the Sellers, the Lenders, and Agent.

         13. LIBOR Rate. SECTION 10.3 of the Credit Agreement is hereby further amended by restating the definition of "LIBOR Rate" in its entirety as follows:

                  LIBOR RATE means an annual interest rate (rounded upward, if necessary, to the nearest 0.01%) equal to the sum of (a) 2.625%, plus
         (b) the quotient obtained by dividing (i) the rate that deposits in United States dollars are offered by Agent to other major banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days before the commencement of the relevant Interest Period in an amount comparable to the principal amount of the Advance then outstanding and having a maturity approximately equal to such Interest Period; by (ii) one minus the Reserve Percentage (expressed as a decimal) applicable to such Interest Period.

         14.      Material Obligors.  SECTION 10.3 of the Credit Agreement and
SECTION 10.3 of the Term Loan Agreement are hereby further amended by adding the following at the end thereof:

                  , and CPS, Big 10, and (until their dissolution or merger into another Material Obligor) GPC and Arrow Petroleum Services, Inc.

         15.      Obligors.  SECTION 10.3 of the Credit Agreement and SECTION
10.3 of the Term Loan Agreement are hereby further amended by adding the following at the end of the definition of "OBLIGOR" in each such section:



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                  , including, without limitation, CPS, Big 10, and (until
                  their dissolution or merger into another Obligor) GPC, Arrow Petroleum Services, Inc., Burk Well Service, Inc., Snowburst Corporation, K&L Oil Tool Corporation, and Westex Petroleum Service, Inc.

         16.      Permitted Liens.  SECTION 10.3 of the Credit Agreement and
SECTION 10.3 of the Term Loan Agreement are hereby further amended by deleting the word "and" before clause (n) of the definition of "PERMITTED LIENS" in each such section and adding the following clauses (o) through (q) at the end of such definitions:

                  (o) Liens in favor of the Sellers on the rigs and equipment described in the CPS Nonrecourse Guaranty and Security Agreement attached as Exhibit D to the Payment Agreement and the real property described in the three CPS Deeds of Trust attached as Exhibit E to the Payment Agreement, in each case securing Borrower's obligations under its 10% Subordinated Notes issued to the Sellers, (p) Liens on the real property of CPS securing notes in respect of the deferred compensation obligations described in SECTION 7.11(n), and (q) the installation from time to time of equipment such as engines, transmissions, handling tools, etc., on rigs subject to the Liens in favor of the Sellers described in clause (o) above, so long as the net diminution in value (if any) of the aggregate equipment of the Obligors subject to this Agreement's restriction on Liens is not material in amount.

         17. Conditions. This instrument shall not be effective until it has been duly executed and delivered by all parties named below, and Agent has received from Borrower any documentation that Agent may reasonably request related hereto, including, without limitation, the following:

                  (a) True and complete copies of the Stock Purchase Agreement, the Payment Agreement, and the Subordination Agreement (which Borrower hereby designates as "Material Agreements" for purposes of the Credit Agreement and the Term Loan Agreement);

                  (b)      Guarantees from CPS and Big 10 in accordance with
         SECTION 7.29(a) of the Credit Agreement and SECTION 7.28(a) of the Term Loan Agreement;

                  (c) A Security Agreement substantially in the form of EXHIBIT F to the Credit Agreement with a Financing Statement and Stock Powers from GPC covering the stock of CPS in accordance with SECTIONS
         4.2 and 7.29(a) of the Credit Agreement and SECTIONS 4.2 and 7.28(a) of the Term Loan Agreement;

                  (d) A Security Agreement substantially in the form of EXHIBIT F to the Credit Agreement with a Financing Statement and Stock Powers from CPS covering the stock of Big 10 and the accounts of CPS in accordance with SECTIONS 4.2 and 7.29(a) of the Credit Agreement and SECTIONS 4.2 and 7.28(a) of the Term Loan Agreement;

                  (e) A Security Agreement substantially in the form of EXHIBIT F to the Credit Agreement and a Financing Statement from Big 10 covering the accounts of Big 10 in accordance with SECTIONS 4.2 and 7.29(a) of the Credit Agreement and SECTIONS 4.2 and 7.28(a) of the Term Loan Agreement;

                  (f) Releases from Bank of America covering all of its Liens on property of GPC or its Subsidiaries;

                  (g) Five-year financial projections for Borrower's California operations (based upon PESCO's December 31, 1994, Financial Statements and GPC's January 8, 1995, Financial Statements);

                  (h) Appraisals of the following categories of assets of GPC and its Subsidiaries: (i) fishing tools and light trucks, (ii) other equipment, and (iii) real estate; and


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                  (i)      Payment of an amendment fee equal to $25,000, payable
         to Agent for the ratable account of Lenders.

         18.      Covenants.

                  (a) Borrower shall, or shall cause GPC to, pay the $775,000 of Debt owed to Barbara B. Hillman described in paragraph 6 above on or before the 30th day following the closing under the Stock Purchase Agreement;

                  (b) Borrower shall, or shall cause its Subsidiaries to, transfer the funds in the existing bank accounts as described in paragraph 3 above;

                  (c) Within 30 days after the closing under the Stock Purchase Agreement, Borrower shall either (i) dissolve GPC or merge it into Borrower and dissolve Arrow Petroleum Services, Inc., Burk Well Service, Inc., Snowburst Corporation, K&L Oil Tool Corporation, and Westex Production Service, Inc., or (ii) cause each such Obligor remaining in existence on such 30th day to execute and deliver to Agent the Guarantees, Security Agreements, Financing Statements, and Stock Powers required by SECTIONS 4.2 and 7.29(a) of the Credit Agreement and SECTIONS 4.2 and 7.28(a) of the Term Loan Agreement;

                  (d) On or before July 13, 1995, Borrower shall execute and deliver to Agent security documents satisfactory to Agent in form and substance creating first and prior Lender Liens on 13 platform rigs presently operating in the Gulf of Mexico; and

                  (e) Within five Business Days after any change in the corporate name of CPS or any other Obligor, Borrower shall notify Agent of such change and execute and deliver any Financing Statement amendments or other documentation reasonably requested by Agent in connection with such change.

Any failure or refusal of Borrower to punctually and properly perform, observe, and comply with each of the foregoing covenants shall constitute a "Default" under SECTION 8 of the Credit Agreement and SECTION 8 of the Term Loan Agreement.

         19. Representations and Warranties. Borrower represents and warrants that it possesses all requisite power and authority to execute, deliver and comply with the terms of this instrument, which has been duly authorized and approved by all necessary corporate action and for which no consent of any person is required, and agrees to furnish Agent with evidence of such authorization and approval upon request.

         20. Fees and Expenses. Borrower agrees to pay the reasonable fees and expenses of counsel to Agent for services rendered in connection with the preparation, negotiation and execution of this instrument.

         21. Loan Paper; Effect. This instrument is a Loan Paper and, therefore, is subject to the applicable provisions of SECTION 12 of the Credit Agreement and SECTION 12 of the Term Loan Agreement, all of which are incorporated herein by reference the same as if set forth herein verbatim. Except as amended in this instrument, the Loan Papers are and shall be unchanged and shall remain in full force and effect. In the event of any inconsistency between the terms of the Credit Agreement and the Term Loan Agreement as hereby modified (the "Amended Agreements") and any other Loan Papers, the terms of the Amended Agreements shall control and such other document shall be deemed to be amended hereby to conform to the terms of the Amended Agreements. BORROWER HEREBY RELEASES AGENT AND LENDERS FROM ANY LIABILITY FOR ACTIONS OR FAILURES TO ACT IN CONNECTION WITH THE LOAN PAPERS PRIOR TO THE DATE HEREOF.

         22. No Waiver of Defaults. This instrument does not constitute a waiver of Lenders' right to insist upon future compliance with each term, covenant, condition and provision of the Loan Papers, and the


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Loan Papers shall continue to be binding upon, and inure to the benefit of,
Borrower, Guarantors, Lenders, Agent, and their respective successors and assigns.

         23. Multiple Counterparts. This instrument may be executed in more than one counterpart, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument.

         24. Final Agreement. THE LOAN PAPERS, AS AMENDED HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

         If the foregoing terms and conditions are acceptable to Borrower, Borrower should indicate its acceptance by signing in the space provided below, whereupon this letter shall become an agreement binding upon and inuring to the benefit of Agent, Lenders and Borrower and their respective successors and assigns.

Very truly yours,

NATIONSBANK OF TEXAS, N.A.,                  NATIONAL BANK OF CANADA,
as Agent and a Lender                        as a Lender


By         /S/ JAMES R. ALLRED               By           /S/ LARRY L. SEARS
         -----------------------                        -----------------------
         James R. Allred                                Larry L. Sears
         Vice President                                 Group Vice President


                                             By          /S/ DOUGLAS G. CLARK
                                                        -----------------------
                                                        Douglas G. Clark
                                                        Vice President


         Accepted and agreed to as of the day and year first set forth in the foregoing letter.

                                    POOL COMPANY


                                    By            /S/ J. T. JONGEBLOED
                                             --------------------------------
                                             J. T. Jongebloed
                                             President


                                    By            /S/ R. A. JOHANNSEN
                                             --------------------------------
                                             R. A. Johannsen
                                             Treasurer



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                        GUARANTORS' CONSENT AND AGREEMENT

         As an inducement to Agent and Lenders to execute, and in consideration of Agent's and Lenders' execution of the foregoing, the undersigned hereby consent thereto and agree that the same shall in no way release, diminish, impair, reduce or otherwise adversely affect the respective obligations and liabilities of each of the undersigned under the Guaranty dated as of April 25, 1990, executed by the undersigned, or any agreements, documents or instruments executed by any of the undersigned to create liens, security interests or charges to secure any of the indebtedness under the Loan Papers, all of which obligations and liabilities are, and shall continue to be, in full force and effect. This consent and agreement shall be binding upon the undersigned, and the respective successors and assigns of each, and shall inure to the benefit of Agent and Lenders, and respective successors and assigns of each.

                                 POOL ENERGY SERVICES CO.
                                 POOL ENERGY HOLDING, INC.
                                 POOL COMPANY (HOUSTON) INC.
                                 POOL COMPANY (TEXAS) INC.
                                 ASSOCIATED PETROLEUM SERVICES, INC.
                                 POOL PRODUCTION SERVICES, INC.
                                 POOL ALASKA, INC.
                                 POOL AMERICAS, INC.
                                 POOL INTERNATIONAL, INC.
                                 POOL-AUSTRALIA, INC.
                                 THE INTERNATIONAL AIR DRILLING COMPANY
                                 POOL HORIZONTAL DRILLING SERVICES CO.




                                 By              /S/ J. T. JONGEBLOED
                                          -----------------------------------
                                          J. T. Jongebloed
                                          President of each Obligor


                                 By               /S/ R. A. JOHANNSEN
                                          -----------------------------------
                                          R. A. Johannsen
                                          Treasurer of each Obligor



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